Exhibit 99.B(h)(4)(iii)

September 15, 2008

Nick Horvath

DST Systems, Inc.

333 West 11th St., 5th Floor

Kansas City, Missouri 64105

Dear Mr. Horvath:

Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the “Agreement”), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING American Funds World Allocation Portfolio and ING Oppenheimer Active Asset Allocation Portfolio, each a newly established series of ING Investors Trust, effective September 15, 2008 (the “Portfolios”) upon all of the terms and conditions set forth in the Agreement.  Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Portfolios to the Amended and Restated Exhibit A of the Agreement.  This Amended and Restated Exhibit A supersedes the previous Amended and Restated Exhibit A dated August 20, 2008 and is attached hereto.

The Amended and Restated Exhibit A has also been updated to reflect the name change of ING Principal Protection Fund VII to ING Index Plus LargeCap Equity Fund VII.

Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Portfolio by signing below.

Very sincerely,

		By:	/s/ Todd Modic
		Name:	Todd Modic
		Title:	Senior Vice President
ING Investors Trust
ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:	/s/ Nick Horvath
Name:	Nick Horvath
Title:	MF Officer

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Investors Trust

AMENDED AND RESTATED EXHIBIT A

with respect to the

AGENCY AGREEMENT

between

THE FUNDS

and

DST SYSTEMS, INC.

Taxpayer/Fund Name

Type of Organization

State of Organization

Taxpayer I.D. No.

ING Corporate Leaders Trust Fund	Trust	New York	13-6061925

ING Equity Trust	Business Trust	Massachusetts	N/A

ING Equity Dividend Fund

26-1430152

ING Financial Services Fund

95-4020286

ING Fundamental Research Fund

20-3735519

ING Index Plus LargeCap Equity Fund

86-1033467

ING Index Plus LargeCap Equity Fund II

86-1039030

ING Index Plus LargeCap Equity Fund III

86-1049217

ING Index Plus LargeCap Equity Fund IV

82-0540557
ING Index Plus LargeCap Equity Fund V			27-0019774
ING Index Plus LargeCap Equity Fund VI			48-1284684

ING Index Plus LargeCap Equity  Fund VII

72-1553495

ING LargeCap Growth Fund

33-0733557

ING LargeCap Value Fund

20-0437128

ING MidCap Opportunities Fund

06-1522344

ING Opportunistic LargeCap Fund

20-3736397
ING Principal Protection Fund VIII			47-0919259
ING Principal Protection Fund IX			20-0453800
ING Principal Protection Fund X			20-0584080
ING Principal Protection Fund XI			20-0639761
ING Principal Protection Fund XII			20-1420367
ING Principal Protection Fund XIII			20-1420401
ING Principal Protection Fund XIV			20-1420432
ING Real Estate Fund			23-2867180

ING SmallCap Opportunities Fund

04-2886856

ING SmallCap Value Multi-Manger Fund

20-2024826

ING Value Choice Fund

20-2024800

ING Funds Trust	Statutory Trust	Delaware	N/A

ING Classic Money Market Fund

23-2978935

ING GNMA Income Fund

22-2013958

Taxpayer/Fund Name

Type of Organization

State of Organization

Taxpayer I.D. No.

ING High Yield Bond Fund

23-2978938
ING Institutional Prime Money Market Fund			20-2990793

ING Intermediate Bond Fund

52-2125227

ING National Tax-Exempt Bond Fund

23-2978941

ING Investors Trust	Business Trust	Massachusetts	N/A

ING AllianceBernstein Mid Cap Growth Portfolio

51-0380290

ING American Funds Asset Allocation Portfolio

26-2151819

ING American Funds Bond Portfolio

26-1124964

ING American Funds Growth Portfolio

55-0839555

ING American Funds Growth-Income Portfolio

55-0839542

ING American Funds International Portfolio

55-0839552

ING American Funds World Allocation Portfolio

26-2828729

ING BlackRock Inflation Protected Bond Portfolio

20-8798165

ING BlackRock Large Cap Growth Portfolio

02-0558346

ING BlackRock Large Cap Value Portfolio

02-0558367

ING Capital Guardian U.S. Equities Portfolio

23-3027332

ING Disciplined Small Cap Value Portfolio

20-4411788

ING Evergreen Health Sciences Portfolio

20-0573913

ING Evergreen Omega Portfolio

20-0573935

ING FMRSM Diversified Mid Cap Portfolio

25-6725709

ING Focus 5 Portfolio

26-0474637

ING Franklin Income Portfolio

20-4411383

ING Franklin Mutual Shares Portfolio

20-8798204

ING Franklin Templeton Founding Strategy Portfolio

20-8798288

ING Global Real Estate Portfolio

20-3602480

ING Global Resources Portfolio

95-6895627

ING Goldman Sachs Commodity Strategy Portfolio

26-1780982

ING International Growth Opportunities Portfolio

23-3074140

ING Janus Contrarian Portfolio

23-3054937

ING JPMorgan Emerging Markets Equity Portfolio

52-2059121

ING JPMorgan Small Cap Core Equity Portfolio

02-0558352

ING JPMorgan Value Opportunities Portfolio

20-1794128

ING Julius Baer Foreign Portfolio

02-0558388

ING Legg Mason Value Portfolio

23-3054962

ING LifeStyle Aggressive Growth Portfolio

20-0573999

ING LifeStyle Conservative Portfolio

26-0475378

ING LifeStyle Growth Portfolio

20-0573986

ING LifeStyle Moderate Growth Portfolio

20-0573968

ING LifeStyle Moderate Portfolio

20-0573946

ING Limited Maturity Bond Portfolio

95-6895624

Taxpayer/Fund Name

Type of Organization

State of Organization

Taxpayer I.D. No.

ING Liquid Assets Portfolio

95-6891032

ING Lord Abbett Affiliated Portfolio

23-3027331

ING Marsico Growth Portfolio

51-0380299

ING Marsico International Opportunities Portfolio

20-1794156

ING MFS Total Return Portfolio

51-0380289

ING MFS Utilities Portfolio

20-2455961

ING Multi-Manager International Small Cap Portfolio

26-2151873

ING Oppenheimer Active Asset Allocation Portfolio

26-2809494

ING Oppenheimer Main Street Portfolio®

51-0380300

ING PIMCO Core Bond Portfolio

51-0380301

ING PIMCO High Yield Portfolio

02-0558398

ING Pioneer Equity Income Portfolio

20-8642546

ING Pioneer Fund Portfolio

20-1487161

ING Pioneer Mid Cap Value Portfolio

20-1487187

ING Stock Index Portfolio

55-0839540

ING T. Rowe Price Capital Appreciation Portfolio

95-6895626

ING T. Rowe Price Equity Income Portfolio

95-6895630

ING Templeton Global Growth Portfolio

51-0377646

ING Van Kampen Capital Growth Portfolio

02-0558376

ING Van Kampen Global Franchise Portfolio

02-0558382

ING Van Kampen Global Tactical Asset Allocation Portfolio

26-2705421

ING Van Kampen Growth and Income Portfolio

13-3729210

ING Van Kampen Real Estate Portfolio

95-6895628

ING VP Index Plus International Equity Portfolio

20-2990679

ING Wells Fargo Disciplined Value Portfolio

13-6990661

ING Wells Fargo Small Cap Disciplined Portfolio

20-3602389

ING Mayflower Trust	Business Trust	Massachusetts	N/A

ING International Value Fund

06-1472910

ING Mutual Funds	Statutory Trust	Delaware	N/A

ING Asia-Pacific Real Estate Fund

26-1095016

ING Disciplined International SmallCap Fund

20-5929531

ING Diversified International Fund

20-3616995

ING Emerging Countries Fund

33-0635177
ING Emerging Markets Fixed Income Fund			20-3617319
ING European Real Estate Fund			26-1095315
ING Foreign Fund			72-1563685

ING Global Bond Fund

20-4966196

ING Global Equity Dividend Fund

55-0839557

ING Global Natural Resources Fund

13-2855309

Taxpayer/Fund Name

Type of Organization

State of Organization

Taxpayer I.D. No.

ING Global Real Estate Fund

86-1028620

ING Global Value Choice Fund

33-0552475

ING Greater China Fund

20-3617281

ING Index Plus International Equity Fund

20-3617246

ING International Capital Appreciation Fund

20-3617270

ING International Equity Dividend Fund

20-8798239

ING International Growth Opportunities Fund

22-3278095

ING International Real Estate Fund

20-3616901

ING International SmallCap Multi-Manager Fund

33-0591838

ING International Value Choice Fund

20-2024764

ING International Value Opportunities Fund

20-8279164

ING Russia Fund

22-3430284

ING Partners, Inc.	Corporation	Maryland	N/A

ING American Century Large Company Value Portfolio

52-2354157

ING American Century Small-Mid Cap Value Portfolio

45-0467862

ING Baron Asset Portfolio

20-3606546

ING Baron Small Cap Growth Portfolio

75-3023525

ING Columbia Small Cap Value II Portfolio

20-3606562

ING Davis New York Venture Portfolio

52-2354160

ING Fidelity® VIP Contrafund® Portfolio

20-1351800

ING Fidelity® VIP Equity-Income Portfolio

20-1352142

ING Fidelity® VIP Growth Portfolio

20-1352125

ING Fidelity® VIP Mid Cap Portfolio

20-1352148

ING Index Solution 2015 Portfolio

26-1752056

ING Index Solution 2025 Portfolio

26-1752116

ING Index Solution 2035 Portfolio

26-1752193

ING Index Solution 2045 Portfolio

26-1752971

ING Index Solution Income Portfolio

26-1753031

ING JPMorgan Mid Cap Value Portfolio

75-3023510

ING Legg Mason Partners Aggressive Growth Portfolio

06-1496052

ING Neuberger Berman Partners Portfolio

20-3606413

ING OpCap Balanced Value Portfolio

52-2354147

ING Oppenheimer Global Portfolio

75-3023503

ING Oppenheimer Strategic Income Portfolio

20-1544721

ING PIMCO Total Return Portfolio

75-3023517

ING Pioneer High Yield Portfolio

20-3606502

ING Solution 2015 Portfolio

20-2456044

ING Solution 2025 Portfolio

47-0951928

Taxpayer/Fund Name

Type of Organization

State of Organization

Taxpayer I.D. No.

ING Solution 2035 Portfolio

20-2456104

ING Solution 2045 Portfolio

20-2456138

ING Solution Growth and Income Portfolio

26-0239049

ING Solution Growth Portfolio

26-0239133

ING Solution Income Portfolio

20-2456008

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

52-2354156

ING T. Rowe Price Growth Equity Portfolio

06-1496081

ING Templeton Foreign Equity Portfolio

20-3606522

ING Thornburg Value Portfolio

06-1496058

ING UBS U.S. Large Cap Equity Portfolio

06-1496055

ING UBS U.S. Small Cap Growth Portfolio

20-3736472

ING Van Kampen Comstock Portfolio

75-3023521

ING Van Kampen Equity and Income Portfolio

52-2354153

ING Prime Rate Trust	Business Trust	Massachusetts	95-6874587

ING Senior Income Fund	Statutory Trust	Delaware	86-1011668

ING Separate Portfolios Trust	Statutory Trust	Delaware
ING SPorts Core Fixed Income Fund			20-8949559
ING SPorts Core Plus Fixed Income Fund			20-8949653

ING Variable Insurance Trust	Statutory Trust	Delaware	N/A

ING GET U.S. Core Portfolio — Series 1

43-2007006

ING GET U.S. Core Portfolio — Series 2

41-2107140

ING GET U.S. Core Portfolio — Series 3

32-0090501

ING GET U.S. Core Portfolio — Series 4

32-0090502

ING GET U.S. Core Portfolio — Series 5

32-0090504

ING GET U.S. Core Portfolio — Series 6

32-0090505

ING GET U.S. Core Portfolio — Series 7

83-0403223

ING GET U.S. Core Portfolio — Series 8

20-1420513

ING GET U.S. Core Portfolio — Series 9

20-1420578

ING GET U.S. Core Portfolio — Series 10

20-2936139

ING GET U.S. Core Portfolio — Series 11

20-2936166

ING GET U.S. Core Portfolio — Series 12

20-2936189

ING GET U.S. Core Portfolio — Series 13

20-4949294

ING GET U.S. Core Portfolio — Series 14

20-5929257

ING Variable Products Trust	Business Trust	Massachusetts	N/A

ING VP Financial Services Portfolio

86-1028316

ING VP High Yield Bond Portfolio

06-6396995

ING VP International Value Portfolio

06-6453493

Taxpayer/Fund Name

Type of Organization

State of Organization

Taxpayer I.D. No.

ING VP MidCap Opportunities Portfolio

06-6493760

ING VP Real Estate Portfolio

20-0453833

ING VP SmallCap Opportunities Portfolio

06-6397002